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                          AIM VARIABLE INSURANCE FUNDS

                          AIM V.I. NEW TECHNOLOGY FUND

                          Supplement dated July 2, 2001
                       to the Prospectus dated May 1, 2001


The following replaces in its entirety the information appearing under the first paragraph located under the "FUND MANAGEMENT - PORTFOLIO MANAGERS" section on page 4 of the Prospectus:

         "o David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

          o Abel Garcia, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, he was a Senior Portfolio Manager for Waddell & Reed.

         o Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power. From 1995 to 1997, he was a trader for Enron."